PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. ______)

                                 PROXY STATEMENT

Filed by the Registrant x

Filed by a Party other than the  Registrant

Check the appropriate box:

_____    Preliminary Proxy Statement

_____ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

  x      Definitive Proxy Statement
-----
_____    Definitive Additional Materials

_____    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                     TECHNICAL ENVIRONMENTAL SOLUTIONS, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

_____ $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2).

_____ $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
      14a-6(i)(3).

_____  Fee  computed  on  table  below  per  Exchange  Act  Rules
       14a-6(i)(4) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)    Proposed maximum aggregate value of transaction:

       (5)    Total fee paid:

_____  Fee paid previously with preliminary materials.

_____ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

       (2)    Form, Schedule or Registration Statement No.:

       (3)    Filing Party:

       (4)    Date Filed:

                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 21, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of the shareholders (the "Shareholders") of Technical Environment Solutions, Inc., a Colorado corporation (the "Company"), will be held at 10:00 a.m. on August 21, 2000, at the Company's offices at 370 Seventeenth Street, Suite 4250, Denver, Colorado 80202, and any adjournments or postponements thereof for the following purposes:

     1. To elect the following three (3) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Gerd Behrens, Frank Behrens, and Wolfgang Kleen;

     2. To adopt an amendment ("Amendment") to the Company's Articles of Incorporation, as amended, (the "Articles"), which would effect an increase in the number of authorized shares of Common Stock from 20,000,000 shares to 80,000,000 shares, without having any effect upon the authorized, issued and outstanding shares of Common Stock, and to create a new class of the securities of the Company, consisting of 40,000,000 authorized shares of blank check Preferred Stock to be issued by the Company's Board of Directors from time to time in series;

     3. To ratify the selection of Levine Hughes & Mithuen Inc. as the independent public accountants of the Company for the fiscal year ending December 31, 2000; and

     4. To approve and adopt an Incentive Stock Option Plan of the Corporation pursuant to which options to purchase Common Stock may be granted to certain personnel of the Corporation.

     5. To approve and adopt a Nonqualified Stock Option Plan of the Corporation pursuant to Which options to purchase Common Stock may be granted to certain personnel of the Corporation and others who are not employed by the Corporation.

     6. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only Shareholders of record at the close of business on July 6, 2000, shall be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Annual Meeting in person.

                                        By Order of the Board of Directors



                                        ---------------------------------------
                                        Gerd Behrens, Chairman of the Board


July 20, 2000
Munchen, Germany


IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE.

                     TECHNICAL ENVIRONMENT SOLUTIONS, INC.
                       C/O TES Com GmbH, 25 Impler Strasse
                             Munchen, 81371, Germany


                                 PROXY STATEMENT
                               Dated July 20, 2000

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 21, 2000


     Throughout this document, we express monetary amounts in German Deutsche Marks and United States Dollars. Unless specified otherwise, monetary amounts expressed in German Deutsche Marks have been translated into, and correspondingly expressed in, United States Dollars based upon the Noon Buying Rate of the Federal Reserve Bank of New York on December 31 of the applicable year. These translations are made solely for the convenience of the reader and are not necessarily expressed in monetary amounts that would have resulted had the exchange rate on the date of the actual transaction been used.

                                     GENERAL

     This Proxy Statement is being furnished to the shareholders of Technical Environment Solutions, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, no par value, of the Company (the "Common Stock"), for use at the Annual Meeting of the Shareholders to be held at 10:00 a.m. on August 21, 2000, at the Company's offices at 370 Seventeenth Street, Suite 4250, Denver, Colorado 80202, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about July 21, 2000.

                       VOTING SECURITIES AND VOTE REQUIRED

     Only Shareholders of record at the close of business on July 6, 2000, (the "Record Date") are entitled to notice of and to vote the shares of Common Stock, no par value, of the Company held by them on such date at the Annual Meeting or any and all adjournments thereof. As of the Record Date, 17,938,075 shares of Common Stock were outstanding. There was no other class of voting securities outstanding at that date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Annual Meeting or any adjournments thereof.

     A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, is necessary to constitute a quorum at the Annual Meeting. Assuming that a quorum is present, (i) the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to elect each of the three nominees for directors of the Company, (ii) the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to adopt an amendment to the Company's Articles of Incorporation which would effect an increase in the number of authorized shares of Common Stock from 20,000,000 shares to 80,000,000 shares, and to create a new class of the securities of the Company, consisting of 40,000,000 authorized shares of blank check Preferred Stock to be issued by the Company's Board of Directors from time to time in series, (iii) the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to ratify the selection of Levine Hughes & Mithuen Inc. as the independent public accountants of the Company for the fiscal year ending December 31, 2000, (iv) the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to approve and adopt the proposed Incentive Stock Option Plan, and (v) the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to approve and adopt the proposed Nonqualified Stock Option Plan.


     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the election of the three nominees for directors of the Company, "FOR" the amending of the Articles of Incorporation, "FOR" the ratification of the selection of Levine Hughes & Mithuen Inc. as the independent public accountants of the Company for the fiscal year ending December 31, 2000, "FOR" the approval of the Incentive Stock Option Plan, "FOR" approval of the Nonqualified Stock Option Plan, and as recommended by the Board of Directors with regard to any other matters or, if no such recommendation is given, in their own discretion. The Company's executive officers and directors have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 49.9% as of the Record Date, of the outstanding shares of Common Stock, in favor of each of the proposals above. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Annual Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Annual Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

     Representatives from Levine Hughes & Mithuen Inc. are not expected to attend the Annual Meeting.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers and directors; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

                            SHARES BENEFICIALLY OWNED


                                                 Amount and Nature of    Percent of
Name                            Position         Beneficial Ownership    Ownership
----                            --------         --------------------    ---------


Gerd Behrens                  President and
                              a Director             6,260,000             34.9%

Frank Behrens                 Secretary-Treasurer
                              and a Director         2,000,000             11.1%

Dieter Gastinger              Director                 700,000              3.9%

Jutta Behrens                 (1)                    6,260,000             34.9%

Karsten Behrens               (2)                    1,003,500              5.6%

All officers and directors
as a group (3 persons)(3)                            8,960,000             49.9%
--------------------------

(1) Gerd and Jutta Behrens are husband and wife, and each own shares separately. Gerd Behrens individually owns 5,000,000 shares and Jutta Behrens individually owns 1,260,000 shares. Under SEC rules, as husband and wife, each of them may be considered the beneficial owner of the shares held by the other.
(2) Karsten Behrens is the son of Gerd and Jutta Behrens. Gerd and Jutta Behrens disclaim beneficial ownership of the shares held by their son.
(3) Does not include 1,003,500 shares held by Karsten Behrens because he is neither an officer nor a director of the Company. Includes 1,260,000 shares held individually by Jutta Behrens because these may be considered to be beneficially owned by her husband, Gerd Behrens.

     There are no outstanding options, warrants or rights to purchase securities from the Company.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During the last fiscal year the Company held three Board meetings, and each director attended 100% of the those meetings.

     The Company currently is in the process of searching for outside directors who will serve as members of an Audit Committee. This Audit Committee will assist the Board in fulfilling its responsibility to stockholders relating to the quality and integrity of the Company's financial reports and accounting and reporting practices. At this time, the Company does not have an audit or compensation committee.

                             EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table summarizes all compensation paid to the officers and directors of the Company for services rendered to the Company during the last three fiscal years. Gerd Behrens' salary for 1998 includes 95,500 DM from TES (80,000 DM of which he elected to defer until the time that the Company has funds available to pay him) and 57,600 DM from Environmental Technologies and Software Solutions, Inc. ("ENTECS") (all of which he elected to defer until the time that the Company has funds available to pay him). This unpaid salary has been included as an accrued expense of related parties in the balance sheet of the Company as of December 31, 1998. He also has elected to defer payment of his salary for 1999. Frank Behrens' salary for 1998 was paid to him by ENTECS. Dieter Gastinger's salary for 1998 and 1999 was paid to him by ENTECS.




                                                                                Long-Term
                                           Annual Compensation                 Compensation
                                           -------------------                 ------------

                                          Salary/Consulting Fees                 Number of
Name and                                  ----------------------  Other Annual    Options
Pricipal Position           Year            DM             US$    Compensation    Awarded
-----------------           ----         -------         ------   ------------    --------

Gerd Behrens,               1999          48,000         24,615        -0-           -0-
  President                 1998         153,100         91,841        -0-           -0-
  and Director              1997          57,600         32,141        -0-           -0-

Frank Behrens,              1999          51,100         26,205        -0-           -0-
  Secretary-Treasurer       1998          77,500         46,490        -0-           -0-
  and Director              1997          40,250         22,460        -0-           -0-

Dieter Gastinger,           1999          53,750         27,564        -0-           -0-
  Director                  1998          52,850         31,704        -0-           -0-
                            1997              -0-            -0-       -0-           -0-

Jutta Behrens,              1999           6,000          3,076        -0-           -0-
  Treasurer and Director    1998              -0-            -0-       -0-           -0-
  prior to August 1999      1997              -0-            -0-       -0-           -0-


Employment and Consulting Agreements

     The Company has entered into an employment agreement with Gerd Behrens under which Mr. Behrens will be paid approximately 8,000 DM (US $4,762) per month; however, since July 1, 1999 his salary is at a monthly rate of 660 DM. Mr. Behrens has deferred payment of this compensation until the Company has funds available to pay him. The Company previously had a consulting agreement with Frank Behrens to prepare a business plan and an investment memorandum for which he was paid a flat rate. Gerd Behrens and Frank Behrens devote their full time and attention to the Company and its subsidiaries.

Directors

     Other than in accordance with their employment or consulting arrangements, the members of the Board of Directors are not compensated for their services as directors; however, they are reimbursed for all reasonable expenses incurred in connection with those services.

Option Plans

     Except as described below, the Company has no retirement, pension, profit sharing, stock option or insurance or medical reimbursement plans or programs covering its officers and directors.

     The Board of Directors of the Company has adopted a stock option plan, which provides for the grant of options to purchase an aggregate of not more than 500,000 shares of the Company's common stock. The purpose of the stock option plan is to make options available to directors, management, key employees, consultants and technical advisers of the Company. A grant of stock options to these individuals will provide them with a more direct stake in the future of the Company and provide them with additional rewards and incentives for contributing to the Company's success.

     A committee appointed by the Board of Directors administers the stock option plan. This committee determines the following:

     o    the persons to be granted options under the plan
     o    the number of shares subject to each option
     o    the term of the option
     o    the manner in which the option may be exercised
     o the exercise price of each option, subject to the requirement that no option may be exercisable more than 10 years after the date of grant.

     The committee will have the power to establish such other terms and conditions for options granted under the stock option plan as they determine are necessary and appropriate. No option granted under the plan shall be transferable otherwise than by will or the laws of descent and distribution. The exercise price of stock options granted under the plan will be established by the Board of Directors in their sole discretion and may be less than the fair market value of the underlying shares on the date of grant as determined by the committee. The exercise price may be paid in cash or in common stock or a combination of cash and common stock.

     As of the date of this Annual Report, no options have been granted under the stock option plan.

     It is anticipated that if the Incentive Stock Option Plan and Nonqualified Stock Option Plan being submitted to the shareholders for their consideration at this meeting are approved, those Plans shall supersede the plan described immediately above.

                              CERTAIN TRANSACTIONS

     In connection with the founding of the Company, Gerd Behrens acquired 4,500,000 shares of its common stock. Subsequent to the founding and prior to the time that the Company raised any funds from outside directors, Mr. Behrens sold his wife, Jutta Behrens, and his sons, Karsten and Frank Behrens, 2,760,000 of these shares. Mr. Behrens paid approximately 90,870 DM (US $54,089) for his original 4,500,000 shares. The shares discussed in this paragraph have been adjusted to reflect a stock dividend issued in December 1998.

     Jutta Behrens, the wife of Gerd Behrens, has loaned the Company an aggregate of 330,000 DM since 1996. The initial loan was made on March 20, 1996, in the amount of 80,000 DM (US $51,992) for a four-year term and bears interest at 9.25% per year. The second loan was made on September 10, 1996, in the amount of approximately 50,000 DM (US $32,495) for a five-year term and bears interest at 8% per year. In April 1999 Jutta Behrens loaned the Company 200,000 DM. The loan had an initial term of one year and automatically extends for additional one-year terms if not previously repaid. It bore interest at a rate of 4.15% per annum until April 2000 at which time the rate of interest increased to 5.4% per annum.

     In connection with their financing efforts in Germany, TES and ENTECS entered into consulting agreements with Yvonne Marquard, who was at that time a director of ENTECS and a shareholder of TES. Mrs. Marquard is the wife of Michael Marquard, who was an employee of the Company. Under the agreements Mrs. Marquard was paid a consulting or finder's fee based upon the difference between 20% of the gross proceeds raised and the amount of commission or fees actually paid to brokers or finders for the sale of the companies' securities. Mrs. Marquard did not receive any payments from TES under its agreement in either 1998 or 1999; however, ENTECS paid Mrs. Marquard approximately 146,525 DM (US$87,897) under its agreement in 1998 and 45,000 DM (US$23,077) in 1999. In addition, TES paid Mrs. Marquard approximately 86,399 DM (US$51,829) in 1998 and 42,200 DM (US$21,641) in 1999 for marketing-consultant services.

     The Company paid Karsten Behrens, a major shareholder in the Company, consulting fees equal to approximately 12,255 DM (US$7,352) in 1998. These fees were for the performance of legal services for the Company and the writing and drafting of the Company's business plan and offering materials that were used to raise funds from German investors.

     In 1999, the Company sold 200,000 DM of convertible debentures to Yvonne Marquard, a former director of ENTECS and shareholder of the Company. The debentures are convertible into common stock of the Company at US$0.25 per share and bear interest at 3.5% per annum.

     The management of the Company believes that the above transactions were on terms no less favorable than could be obtained from unaffiliated third parties. The Company does not presently have any policies regarding future affiliated transactions.

     Except as otherwise disclosed herein, there have been no related party transactions or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-B.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("10% owners") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors and executive officers and 10% owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Gerd Behrens, Jutta Behrens, Frank Behrens and Karsten Behrens failed to timely file Forms 4 or Forms 5 reporting the increases in their shareholdings which resulted from the merger acquisition of ENTECS. In addition, Karsten Behrens failed to timely file Forms 4 or a Form 5 to report dispositions of the Company's common stock. To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and verbal representations that no other reports were required to be filed during the fiscal year ended December 31, 1999, the Company's directors, executive officers and 10% owners were not required to file any other Section 16(a) reports.


                                   PROPOSAL 1

                          ELECTION OF THREE (3) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified. The number of directors presently authorized by the Bylaws of the Company shall be three (3). The number of directors may be changed by the Board from time to time.

     Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the following nominees, of whom Messers. Gerd Behrens and Frank Behrens are now members of the Company's Board of Directors. The Company is advised that all nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.

Information Concerning Nominees

     Gerd Behrens is the father of Frank Behrens. There are no other family relationships between any director or executive officer and any other director or executive officer. Set forth below is biographical information with respect to the Company's founders and promoters and each officer and director.

     Gerd Behrens, age 62, founder and promoter, has been Chairman of the Board and President of the Company since inception. Mr. Behrens holds a Diploma as a Businessman (Dipl. Kaufmann), which is roughly equivalent to a Bachelors Degree in Business Administration in the United States. Mr. Behrens has over 36 years of experience in business with a variety of firms and has served in a number of positions, including senior management positions, since 1989. From 1989 until the founding of the Company, Mr. Behrens was the managing director of Data Consult, a firm located in Munich, Germany, that purchased and sold used computers. Since the founding of the Company, Mr. Behrens has devoted substantially all of his time to the business and affairs of the Company.

     Frank Behrens, age 33, has been Secretary and a director of the Company since March 3, 1995. Mr. Behrens is a graduate of Ludwig-Maximillians University in Munich in Geography and Economics. Mr. Behrens has served as a consultant to various firms, including the Company, since graduating in 1995. Mr. Behrens' consulting services have related primarily to environmental management and controlling systems. Mr. Behrens provided the Company with assistance in the writing and drafting of its business plan and offering materials that were used to raise funds from German investors.

     Wolfgang Kleen, age 52, has been responsible for sales and marketing for the Company since December 1999. Mr. Kleen has 12 years prior experience in Germany as a sales and marketing director for a telecommunications and computer-renting service, which is a subsidiary of Granada-Group/England. Furthermore, Mr. Kleen served as a member of the German Board of Directors of the Granada-Group. Since 1995 Mr. Kleen has been involved in sales and marketing consultations for various companies in Germany.

Board Recommendation

     The Board recommends a vote FOR the election of each of the three nominees for directors of the Company.

                                   PROPOSAL 2

                      PROPOSED AMENDMENT TO THE ARTICLES OF
                    INCORPORATION TO INCREASE THE AUTHORIZED
                      SHARES OF COMMON STOCK AND TO CREATE
                            A NEW CLASS OF SECURITIES

     The Board of Directors has approved a resolution, subject to Shareholder approval, to amend the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock from 20,000,000 shares of Common Stock to 80,000,000 shares of Common Stock, and to create a new class of the securities of the Company, consisting of 40,000,000 authorized shares of blank check Preferred Stock to be issued by the Company's Board of Directors from time to time in series. The form of amendment (the "Amendment") to the Articles of Incorporation is attached as Exhibit A, and reference is made to the Amendment for the complete terms thereof.

     The Company's Articles of Incorporation currently authorize the issuance of 20,000,000 shares of Common Stock, no par value. As of March 31, 2000, 16,638,075 shares of Common Stock were issued and outstanding. The Amendment will not affect the number of shares of Common Stock issued and outstanding, but will only affect the total number of shares of Common Stock authorized for issuance by the Company. The Board of Directors believes that adoption of this Proposal will increase acceptance of the Company's Common Stock by the financial community and the investing public and, accordingly, should enhance shareholder value.

     If approved by the Shareholders, the Amendment to the Articles of Incorporation will increase the Company's authorized capital stock from 20,000,000 shares of Common Stock to 80,000,000 shares of Common Stock, and will create a new class of the securities of the Company, consisting of 40,000,000 authorized shares of blank check Preferred Stock to be issued by the Company's Board of Directors from time to time in series.

     Approval of the Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Special Meeting. If the Amendment is approved by the Shareholders, it will become effective as of the date and time it is filed with the office of the Secretary of State of Colorado. The filing will be made as soon as practicable following the approval of the Amendment by the Shareholders.

Board Recommendation

     The Board recommends a vote FOR the adoption of the Amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 20,000,000 shares to 80,000,000 shares, and to create a new class of the securities of the Company, consisting of 40,000,000 authorized shares of blank check Preferred Stock to be issued by the Company's Board of Directors from time to time in series, and each of the Resolutions with respect thereto set forth in Exhibit A hereto.

                                   PROPOSAL 3

                          RATIFICATION OF SELECTION OF
                   LEVINE HUGHES & MITHUEN INC. AS INDEPENDENT
                          PUBLIC ACCOUNTANTS OF COMPANY

     The Board of Directors has selected Levine Hughes & Mithuen Inc. as independent public accountants of the Company for the fiscal year ending December 31, 2000, and has further directed that the Company submit the selection of independent public accountants for ratification by shareholders at the Annual Meeting of Shareholders.

Board Recommendation

     The Board recommends a vote FOR the ratification of the selection of Levine Hughes & Mithuen Inc. as independent public accountants of the Company for the fiscal year ending December 31, 2000.

                                   PROPOSAL 4

                    THE INCENTIVE STOCK OPTION PLAN PROPOSAL

     The Board of Directors believes that it is in the best interests of the Company to adopt an Incentive Stock Option Plan (the "ISOP") in the form attached hereto as Exhibit B, which provides for the granting to members of management and employees of the Company of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code) to purchase an aggregate of not more than 2,500,000 shares of the Common Stock for the purpose of providing members of management and employees of the Company with a more direct stake in the future of the Company and to encourage them to remain with the Company. The following summary of the provisions of the ISOP is qualified in its entirety by express reference to the text of the ISOP attached as Exhibit B hereto. Terms not otherwise defined in this summary shall have the meaning given to them in the text of the ISOP.

     Eligible Employees and Reservation of Stock. All officers and employees of the Company shall be eligible to participate in the ISOP. The Board shall reserve two million five hundred thousand (2,500,000) of the authorized but unissued shares of the Common Stock for issuance upon the exercise of the options. Such number of shares shall be the aggregate number of shares which may be issued under options granted pursuant to the ISOP.

     Administration. The ISOP shall be administered by a compensation committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the ISOP to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The ISOP is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the ISOP and shall have discretionary authority to (a) determine the persons to whom options shall be granted, (b) determine the quantity of shares to be included in each option, (c) interpret the ISOP, and (d) promulgate such rules and regulations under the ISOP as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     Options, Grants, Term and Exercise. Upon the terms and conditions set forth in the ISOP, the Committee may grant on behalf of the Company options to purchase shares of Common Stock to eligible employees ("Optionees"). The exercise price of each option shall be not less than the fair market value of the Common Stock on the date of grant; provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant, the exercise price of each such option shall be not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant. Fair market value for purposes of ISOP shall be defined as the closing bid price on the date of grant, or if there was no trading on the date of grant, then the closing bid price on the last trading date prior to the date of grant, or, if none, then the price of the last sale of stock, or as determined by the Committee.

     The term of an option shall be for a period of no more than ten (10) years from the date of grant of such option, provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant the term of an Option shall be for a period of no more than five (5) years from the date of grant of such Option.

     An Option shall be exercisable in whole or in part by written notice delivered to and received by the Secretary of the Company at its principal office, any time during the term of the option. In no case, however, may an option under this ISOP be exercised if there remains on the date of exercise an incentive stock option which was granted before the granting of such option to such Optionee to purchase stock in the Company or in a corporation which (at the time of the granting of such option) is a parent or subsidiary corporation of the Company, or in a predecessor corporation of any such corporations.

     The notice shall among other things state the number of shares with respect to which the option is being exercised, and shall be signed by the Optionee. The option price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Company, by the surrender of shares of common stock owned by the Optionee exercising the option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase Common Stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing.

     In the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization or liquidation, or otherwise, an option shall become immediately exercisable with respect to the full number of shares subject to that option, during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

     The option shall not be exercised at any time when its exercise, or the delivery of shares referred to in the notice, would, in the opinion of the Company, constitute the violation of any law, governmental regulation or ruling. During the Optionee's lifetime, the option shall be exercisable only by the Optionee or, in the event of the Optionee's incapacity, by his guardian or other legal representative.

     The exercise price of all incentive stock options granted under the ISOP must be equal to the fair market value of such shares on the date of grant as determined by the Committee, based on guidelines set forth in the ISOP. The exercise price may be paid in cash or (if the ISOP shall meet the requirements of rules adopted under the Securities Exchange Act of 1934) in Common Stock or a combination of cash and Common Stock. The term of each option and the manner in which it may be exercised will be determined by the Committee, subject to the requirement that no option may be exercisable more than 10 years after the date of grant. With respect to an incentive stock option granted to a participant who owns more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the exercise price of the option must be at least equal to 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the date of grant.

     Options not Transferable. No option may be assigned or transferred other than by will or under the laws of descent and distribution, and no option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. In the event of the death of an Optionee, his option may be exercised during its term by the person designated in the will of the Optionee, or, if no testamentary disposition was made, by the legal representative of the Optionee, within one (1) year following his death; provided, however, such option shall only be exercisable if it was exercisable according to the terms hereof on the date of the Optionee's death. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the option, shall void the option. Notwithstanding the above, any ?derivative security,? as such term is defined under Rule 16b-3, issued under the ISOP shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of options granted pursuant to the ISOP shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

Certain Federal Income Tax Consequences

     The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the ISOP. It is general in nature and is not intended to cover all tax consequences that may apply to an ISOP participant or to the Company. The provisions of the Code and the regulations thereunder relating to these matters ("Treasury Regulations") are complex, and their impact in any case may depend upon the particular circumstances. Each holder of an option under the ISOP should consult the holder's own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the ISOP. This discussion is based on the Code as currently in effect.

     If an option (whether under the ISOP or the NQSOP) is granted to a participant in accordance with the terms of the ISOP or the NQSOP, no income will be recognized by such participant at the time the option is granted.

     Generally, on exercise of a non-statutory option (i.e., an option granted under the NQSOP), the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the participant as ordinary income, and, in the case of any employee, the Company will be required to withhold tax on the amount of income recognized by the employee upon exercise of a non-statutory option. Such amount will be deductible for tax purposes by the Company in the year in which the participant recognizes the ordinary income. The disposition of shares acquired upon exercise of a non-statutory option will result in capital gain or loss (long-term or short-term depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount or ordinary income recognized in connection with the exercise of the non-statutory option.

     Generally, on exercise of an option granted under the ISOP, an employee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of Common Stock received ("ISO shares") on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the employee to the alternative minimum tax ("AMT"). Upon the disposition of the ISO shares, the employee will recognize long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the purchase price of such shares. Generally, however, if the employee disposes of the ISO shares within two years after the date of option grant or within one year after the date of option exercise (a "disqualifying disposition"), the employee will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes for the taxable year in which the disqualifying disposition occurs, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, if less, the amount of the gain on sale). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute capital gain. If an option is exercised through the use of Common Stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, proposed Treasury Regulations would provide that, if the previously owned shares are ISO shares and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disqualifying disposition of such previously owned ISO shares, resulting in the recognition of ordinary income (but not any additional capital gain) in the amount described above. If an otherwise qualifying ISO first becomes executable in any one year for shares having a fair market value, determined as of the date of the grant, in excess of $100,000, the portion of the option in respect of such excess shares will be treated as a non-statutory option.

     Section 16(b) of the Securities Exchange Act of 1934, as amended, generally requires officers, directors and 10% stockholders of the Company to disgorge profits realized by buying and selling the Company's Common Stock within a six month period. Consequently, by application of Code Section 83 to these participants who are subject to Section 16, generally the relevant date for recognizing and measuring the amount of ordinary income in connection with an exercise of a non-statutory option (or AMT in the case of an ISO), as well as the relevant date for recognizing and measuring the amount of an employee's ordinary income and the Company's tax deduction in connection with a disqualifying disposition of ISO shares as discussed above, will be the later of: (i) six months following the date of grant, and (ii) the date of exercise of the option unless such participants elect otherwise under Code Section 83(b).

     As of the date of this Proxy Statement, no options have been granted under the ISOP.

Board Recommendation

     The Board recommends a vote FOR the adoption of the ISOP as included in Exhibit B.

                                   PROPOSAL 5

                    NON-QUALIFIED STOCK OPTION PLAN PROPOSAL

     The Board of Directors also believes that it is in the best interests of the Company to adopt a Non-Qualified Stock Option Plan (the "NQSOP") in the form attached hereto as Exhibit C, which provides for the grant of options not considered incentive stock options within the meaning of Section 422 of the Internal Revenue Code to purchase an aggregate of not more than 2,500,000 shares of the Common Stock of the Company for the purpose of providing certain key employees, independent contractors, technical advisors and directors of the Company with options as additional rewards and incentives for contributing to the success of the Company. The following summary of the provisions of the NQSOP is qualified in its entirety by express reference to the text of the ISOP attached as Exhibit C hereto. Terms not otherwise defined in this summary shall have the meaning given to them in the text of the NQSOP.

     Eligible Persons and Reservation of Stock. Key employees, independent contractors, technical advisors and directors of the Company with the incentive to contribute to the success of the Company shall be eligible to participate in the NQSOP. The Board shall reserve 2,500,000 of the authorized but unissued shares of the Common Stock for issuance upon the exercise of the options. Such number of shares shall be the aggregate number of shares which may be issued under options granted pursuant to the NQSOP.

     Administration. The NQSOP shall be administered by a compensation committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the NQSOP to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The NQSOP is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the NQSOP, and shall have discretionary authority to (a) determine the persons to whom options shall be granted, (b) determine the quantity of shares to be included in each option, (c) interpret the NQSOP, and (d) promulgate such rules and regulations under the NQSOP as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     Options, Grants, Term and Exercise. Upon the terms and conditions set forth in the NQSOP, the Committee may grant on behalf of the Company, options to purchase shares of the Company's common stock to any key employee, independent contractor, technical advisor or director of the Company or any of its subsidiaries hereinafter organized or acquired (the "Optionees"). The option price for the Common Stock to be issued under the NQSOP may be greater than, less than or equal to the market value of the stock at the date of grant in the discretion of the Committee ("Option Price").

     The NQSOP shall become effective upon its adoption by the Company's Board of Directors and by a majority of the outstanding security holders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

     The number of shares optioned to an Optionee shall be exercisable in whole or in part at any time during the term of the option. An option may not be exercised for fractional shares of the stock of the Company.

     In the event the Company or the Shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that option, during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

     An option may only be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. The notice shall state the number of shares with respect to which the option is being exercised, and shall among other things be signed by the Optionee. The Option Price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the Option Price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Company, by the surrender of shares of common stock owned by the Optionee exercising the option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase common stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a Shareholder shall exist with respect to the optioned shares notwithstanding the exercise of the Option. Generally, no adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued.

     An option may be exercised by the Optionee only while he is, and has continually been since the date of the grant of the option, an employee, independent contractor, technical advisor or director of the Company, its subsidiaries, its parent or its successor companies, except that to the extent that installments have accrued and remain unexercised on the date of the Optionee's death, such option of the deceased Optionee may be exercised within one year after the death of such Optionee, but in no event later than five years after the date of grant of such option, by (and only by) the person or persons to whom his rights under such option shall have passed by will or by laws of descent and distribution. An option may be exercised in accordance with this the NQSOP as to all or any portion of the shares subject to the Option from time to time, but shall not be exercisable with respect to fractions of a share.

     Options not Transferable. Options under the NQSOP may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee. Further, no option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. Any attempted assignment, transfer, pledge, hypothecation or similar disposition of the option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the option, shall void the option. Notwithstanding the above, any ?derivative security,? as such term is defined under Rule 16b-3, issued under the NQSOP shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of options granted pursuant to the NQSOP shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     Tax Consequences. For a description of the federal income tax consequences associated with options under the NQSOP, please see "Certain Federal Income Tax Consequences above under Proposal 4.

     As of the date of this Proxy Statement, no options have been granted under the NQSOP.

Board Recommendation

     The Board recommends a vote FOR the adoption of the NQSOP as included in Exhibit C hereto.


                                     GENERAL

Other Matters

     The Board of Directors does not know of any matters that are to be presented at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

Shareholder Proposals

     If any shareholder of the Company intends to present a proposal for consideration at the 2001 Annual Meeting of Shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices, C/O TES Com GmbH, 25 Impler Strasse, Munchen, 81371, Germany, Attention: Secretary, no later than May 23, 2001.

                                      By Order of the Board of Directors



                                      ------------------------------------------
                                      Gerd Behrens
                                      Chairman of the Board and President

                                    EXHIBIT A

             ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION
                                       OF
                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.



     FIRST: The name of the Corporation is Technical Environment Solutions, Inc.

     SECOND: Immediately upon the effectiveness of this amendment to the Corporation's Articles of Incorporation pursuant to the Colorado Business Corporation Act (the "Effective Time"), the number of authorized shares of Common Stock shall be increased from 20,000,000 no par value common shares to 80,000,000 no par value common shares, and a new class of securities of the Company shall be created, consisting of 40,000,000 authorized shares of blank check Preferred Stock, to be issued by the Board of Directors from time to time in series. This Amendment shall not affect the outstanding and issued shares of Common Stock in any way. This Amendment authorizes the officers of the Corporation to increase the stated capital of the Corporation to reflect the change in outstanding shares of the Corporation.

     This Amendment shall be effectuated by striking in its entirety Article 4 and by substituting in lieu thereof the following:


     The total number of shares of all classes which the Corporation has authority to issue is 120,000,000, of which 80,000,000 shares shall be Common Stock, and 40,000,000 shares shall be blank check Preferred Stock.

     The designations and the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

                                 PREFERRED STOCK

     The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors and in Articles of Amendment to State Terms of Series Shares filed as required by law from time to time prior to the issuance's of any shares of such series.

     The Board of Directors is expressly authorized, prior to issuances, by adopting resolutions providing for the issuances of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing Articles of Amendment to State Terms of Series Shares to set or change the number of shares to be included in each series of Preferred Stock and to set or change in any one or more respect the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as distributions, qualifications, or terms and conditions of redemption relating to the shares of each such series. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of the Common Stock of the Corporation to vote one vote per share on all matters submitted for stockholder action. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

          (a) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 40,000,000);

          (b) the annual distribution rate on shares of such series, whether distributions shall be cumulative and, if so, from which date or dates;

          (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (d) the obligation, if any, of the Corporation to redeem or repurchase shares of such series pursuant to a sinking fund;

          (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

          (f) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

          (g) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

          (h) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series which may authorized under the Colorado Business Corporation Act.

     The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

                                  COMMON STOCK

     Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation, including, but not limited to, the following rights and privileges:

          (a) distributions may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of distributions;

          (b) the holders of Common Stock shall have the right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; and

          (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

     THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation effective the 8th day of June, 2000, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendment described above to the Corporation's Shareholders for their approval.

     FOURTH: Notice having been properly given to the Shareholders in accordance with Sections 7-107-105 and 7-110-103, at a meeting of Shareholders held on August 21, 2000, the number of votes cast for the amendment by the each voting group entitled to vote on the amendment was sufficient for approval by that voting group.

     IN WITNESS WHEREOF, Technical Environment Solutions, Inc., has caused these presents to be signed in its name and on its behalf by Gerd Behrens, its President, and its corporate seal to be hereunder affixed and attested by Frank Behrens, its Secretary, on this 8th day of June, 2000, and its President acknowledges that these Articles of Amendment are the act and deed of Technical Environment Solutions, Inc., and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


ATTEST:  TECHNICAL ENVIRONMENT SOLUTIONS, INC.



By:_____________________________             By:______________________
   Frank Behrens, Secretary                     Gerd Behrens, President

                                    EXHIBIT B

                           THE ISOP ADOPTION PROPOSAL

     RESOLVED, that the Incentive Stock Option Plan in the form set forth hereinbelow be, and it hereby is, adopted as the Incentive Stock Option Plan of the Company:

                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.

                           INCENTIVE STOCK OPTION PLAN

     1. Purpose of the Plan. The Technical Environment Solutiuons, Inc. Incentive Stock Option Plan (the "Plan") is intended to provide additional incentive to key employees of Technical Environment Solutions, Inc. (the "Company") and encourage their stock ownership.

     2. Eligible Employees. All officers and employees of the Company shall be eligible to participate in the Plan.

     3. Reservation of Option Stock. The Board of Directors of the Company (the "Board") shall reserve two million five hundred thousand (2,500,000) of the authorized but unissued shares of the Company's no par value common stock (the "Common Stock") for issuance upon the exercise of the options (the "Option Stock"). Such number of shares shall be the aggregate number of shares which may be issued under Options granted pursuant to this Plan.

     4. Administration and Operation of the Plan. The Plan shall be administered by a compensation committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

        The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares to be included in each Option, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     5. Options. Upon the terms and conditions hereinafter set forth, the Committee may grant on behalf of the Company options (the "Options" or, individually, an "Option") to purchase shares of Common Stock to eligible employees (the "Optionees" or, individually, the "Optionee"). The Options shall be substantially in form and substance as set forth in Exhibit A.

     6. Exercise Price. The exercise price of each Option shall be not less than the fair market value of the Common Stock on the date of grant; provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant, the exercise price of each Option shall be not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant. Fair market value for purposes of this
Section 6 shall be defined as the closing bid price on the date of grant, or if there was no trading on the date of grant, then the closing bid price on the last trading date prior to the date of grant, or, if none, then the price of the last sale of stock, or as determined by the Committee.

     7. Terms of Options. The term of an Option shall be for a period of no more than ten (10) years from the date of grant of such Option, provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant the term of an Option shall be for a period of no more than five (5) years from the date of grant of such Option.

     8. Exercise of Options. Subject to Section 14 hereof, an Option shall be exercisable in whole or in part by written notice delivered to and received by the Secretary of the Company at its principal office, any time during the term of the Option. In no case, however, may an Option under this Plan be exercised if there remains on the date of exercise an incentive stock option which was granted before the granting of such Option to such Optionee to purchase stock in the Company or in a corporation which (at the time of the granting of such option) is a parent or subsidiary corporation of the Company, or in a predecessor corporation of any such corporations.

     The notice shall state the number of shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee substantially in the form and substance as set forth in the investment letter attached hereto as Exhibit B, and shall be signed by the Optionee. The option price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds form the sale of the option shares to the Company by the surrender of shares of common stock owned by the Optionee exercising the Option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase common stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing.

     In the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization or liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this
Section 8, during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

     The Option shall not be exercised at any time when its exercise, or the delivery of shares referred to in the notice, would, in the opinion of the Company, constitute the violation of any law, governmental regulation or ruling. During the Optionee's lifetime, the Option shall be exercisable only by the Optionee or, in the event of the Optionee's incapacity, by his guardian or other legal representative.

     9. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or the Option Stock under the federal securities law or any state securities law and both the Options and all Option Stock shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933 (the "Act"), and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefor, shall bear a restrictive legend to this effect.

     10. Assignment or Transfer. No Option may be assigned or transferred other than by will or under the laws of descent and distribution, and no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. In the event of the death of an Optionee, his Option may be exercised during its term by the person designated in the will of the Optionee, or, if no testamentary disposition was made, by the legal representative of the Optionee, within one (1) year following his death; provided, however, such Option shall only be exercisable if it was exercisable according to the terms hereof on the date of the Optionee's death. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any ?derivative security,? as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     11. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of Option Stock covered by an Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

     12. Adjustment for Changes in Capital Structure. In the event of a change in the capital structure of the Company as a result of any stock dividend, stock split, combination or reclassification of shares, recapitalization, merger, consolidation or reorganization, the number of shares covered by the Options granted pursuant to this Plan shall be appropriately adjusted by the Committee, whose determination shall be final.

     13. Employment of Optionee. Except as otherwise provided in this Agreement, the Optionee may not exercise any Option unless the Optionee has been continuously employed with the Company, a parent or subsidiary, from the date of grant to and including the later of the date of exercise or three months following the termination of the employee?s employment.

     The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or subsidiary of the Company, any obligation to employ the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment contract now or hereafter existing with any Optionee.

     14. Termination. The Plan may be terminated at any time by action of the Committee, but in all events this Plan shall terminate ten (10) years from the date of its approval by the shareholders of the Company, or from its adoption by the Board, whichever is earlier, and no Options shall be granted under the Plan after such termination, although Options granted prior to such termination may continue to be exercised after such date in accordance with the terms hereof. The Plan shall also terminate upon (a) the merger or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, (b) the dissolution or liquidation of the Company, (c) the appointment of a receiver for all, or substantially all, of the assets or business of the Company, (d) the appointment of a trustee for the Company after a petition has been filed for the Company's liquidation under applicable statutes, (e) the filing of a petition in bankruptcy on behalf of the Company under applicable statutes, or (f) the sale, lease or exchange of all, or substantially all, of the assets or business of the Company. The Company shall notify an Optionee in writing thirty (30) days prior to the happening of any of the events described in clauses (a) through (f) of the preceding sentence.

     15. Limitation. The aggregate fair market value (determined on the date the Option is granted) of stock subject to an Option granted to an Optionee in any calendar year shall not exceed $100,000.

     16. Amendment. No material change or modification of this Plan shall be valid unless in writing and approved by the Committee, the Company's shareholders and each Optionee affected by such change.

     17. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan the 8th day of June, 2000.


                                           TECHNICAL ENVIRONMENT SOLUTIONS, INC.
                                           (The "Company")



                                            By:_________________________________
                                               Gerd Behrens, President

ATTEST:



_________________________________
Frank Behrens, Secretary


The Shareholders approved this Plan on ______________, 2000.

                                    EXHIBIT A
                         TO INCENTIVE STOCK OPTION PLAN
                                       OF
                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.

                             STOCK OPTION GRANT FORM



     Technical Environment Solutions, Inc., a Colorado corporation (the "Company"), hereby grants to ____________________________________________ the right and option to purchase ____________ (______) shares of the Common Stock, no par value, of the Company at the exercise price of $_________________ per share. This option is granted as of the date set forth below and shall expire _______ years from such date. This Option is subject to all the terms and conditions of the Technical Environment Solutions, Inc. Incentive Stock Option Plan, which are incorporated herein by this reference, and may not be assigned or transferred except as provided therein. Further, the recipient of this Option hereby acknowledges that if the shares of Common Stock acquired upon exercise of this Option are not held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for the recipient pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

     Common Stock acquired pursuant to this Option may be subject to special tax treatment under Internal Revenue Code Section 422 if held for at least two years from the date set forth below and for at least one year from the date of exercise of this Option.

         Dated:______________________, 20_____.



                                            TECHNICAL ENVIRONMENT SOLUTIONS,
                                            INC.
                                            (The "Company")


                                            By:_________________________________
                                               Gerd Behrens, President

ATTEST:



_________________________________
Frank Behrens, Secretary


The option represented by this certificate and the shares of common stock underlying this option have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. Neither the option nor the shares underlying the option may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                                    EXHIBIT B
                                       TO
                           INCENTIVE STOCK OPTION PLAN
                                       OF
                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.

                              OPTION EXERCISE FORM

Technical Environment Solutions, Inc.

Gentlemen:

     I hereby elect to exercise Options to purchase __________ shares of Technical Environment Solutions, Inc. (the "Company") Common Stock, no par value (the "Securities"), pursuant to the Company's Incentive Stock Option Plan, dated _________________, 2000, and as subsequently amended.

     I acknowledge to the Company that (1) the Securities to be issued to me are being acquired for investment and not with a view to the distribution thereof,
(2) I will not offer, sell, transfer or otherwise dispose of the Securities except in a transaction which does not violate the Securities Act of 1933, as amended (the "Act"), and (3) the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

     I acknowledge and understand that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I also understand that the Company is the only person which may register its securities under the Act. Furthermore, the Company has not made any representations, warranties or covenants to me regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act.

     I further acknowledge that I am fully aware of the applicable limitations on the resale of the Securities. Rule 144 permits sales of "restricted securities" upon compliance with certain requirements. If Rule 144 is available for the resale of the securities, I may resell the Securities only in accordance with its limitations.

     I further acknowledge that I understand that the Company is subject to the so called ?short swing? profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the ?1934 Act?), and that if this exercise is found to be in violation of those provisions, I will be obligated to make payment to the Company of any profits which I derive as a result of the matching of sales and purchases within the statutory period. I also understand that if the shares of Common Stock to be acquired upon exercise of this Option have not been held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for me pursuant to Section 16(b) of the 1934 Act.

     I acknowledge that I am liable for all withholding taxes if the shares issued pursuant to this Option are disposed of within one year of issuance or two years of the date of grant of the Option.

     Any and all certificates representing the Securities, and any securities issued in replacement or exchange therefor, shall bear substantially the following legend, which I have read and understood.

     The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

     I further agree that the Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer or for failure to pay necessary withholding taxes in the case of disposition of the shares within one year of issuance of the shares or two years of the date of grant of the Option of any of my certificates except in accordance with the Act. I acknowledge that the Company has informed me of its intention to issue such instructions.

         Dated: ______________________, 20____.

                                                     Very truly yours,



                                                    ___________________________
                                                    Optionee

                                                    ___________________________
                                                    (Please print or type name)

                                    EXHIBIT C

                     THE NONQUALIFIED PLAN ADOPTION PROPOSAL

     RESOLVED, that the Nonqualified Stock Option Plan in the form set forth hereinbelow be, and it hereby is, adopted as the Nonqualified Stock Option Plan of the Company:

                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.

                         NON-QUALIFIED STOCK OPTION PLAN


     1. Purpose. The purpose of the Technical Environment Solutions, Inc. Non-Qualified Stock Option Plan (the "Plan") is to promote the growth and general prosperity of Technical Environment Solutions, Inc. (herein called the "Company") and its subsidiaries by permitting the Company to grant options to purchase shares of its Common Stock ("Options"), to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, technical advisors and directors of the Company with an additional incentive to contribute to the success of the Company.

     2. Administration and Operation of the Plan. The Plan shall be administered by a compensation committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

        The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares to be included in each Option, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     3. Eligibility. Upon the terms and conditions hereafter set forth, the Committee may grant on behalf of the Company, options (the "Options" or, individually, an "Option") to purchase shares of the Company's common stock to any key employee, independent contractor, technical advisor or director of the Company or any of its subsidiaries hereinafter organized or acquired. The Options shall be substantially in form and substance as set forth in Exhibit A.

     4. Stock to be Optioned. Subject to the provisions of Section 10, the maximum number of shares which may be optioned and sold under the Plan is Two Million Five Hundred Thousand (2,500,000) shares of no par value authorized, but unissued, or reacquired Common Stock of the Company; provided that 2,500,000 shares shall be the number of shares available for issuance under this Plan.

     5. Term. The Plan shall become effective upon its adoption by the Company's Board of Directors and by a majority of the outstanding security holders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 9.

     6. Option Price. The option price for the Common Stock to be issued under the Plan may be greater than, less than or equal to the market value of the stock at the date of grant in the discretion of the Committee.

     7. Exercise of Option.

        (a) The number of shares optioned to an employee or director shall be exercisable in whole or in part at any time during the term of the Option. An Option may not be exercised for fractional shares of the stock of the Company.

        In the event the Company or the Shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this
Section 7(a), during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

        (b) An Option may only be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. The notice shall state the number of shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee substantially in the form and substance as set forth in the investment letter attached hereto as Exhibit B, and shall be signed by the Optionee. The Option Price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the Option Price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds form the sale of the option shares to the Company by the surrender of shares of common stock owned by the Optionee exercising the Option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase common stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a Shareholder shall exist with respect to the optioned shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in Section 10.

        (c) An Option may be exercised by the Optionee only while he is, and has continually been since the date of the grant of the Option, an employee, independent contractor, technical advisor or director of the Company, its subsidiaries, its parent or its successor companies, except that to the extent that installments have accrued and remain unexercised on the date of the Optionee's death, such Option of the deceased Optionee may be exercised within one year after the death of such Optionee, but in no event later than five years after the date of grant of such Option, by (and only by) the person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

        (d) An Option may be exercised in accordance with this Section 7 as to all or any portion of the shares subject to the Option from time to time, but shall not be exercisable with respect to fractions of a share.

        8. Options not Transferable. Options under this Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee. Further, no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. Any attempted assignment, transfer, pledge, hypothecation or similar disposition of the Option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any ?derivative security,? as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     9. Amendment or Termination of the Plan.

        (a) The Committee, with approval by a majority of the outstanding security holders and by each Optionee affected by such change, may amend the Plan from time to time in such respects as the Committee and the Company's security holders may deem advisable.

        (b) The Committee may at any time terminate the Plan. Any such termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

     10. Adjustments Upon Changes In Capitalization. If all or any portion of an Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate price payable upon such exercise of the Option, the aggregate number and class of shares which, if shares of Common Stock (as authorized at the date of the granting of such Option) had been purchased at the date of granting of the Option for the same aggregate price (on the basis of the price per share provided in the Option) and had not been disposed of, such person or persons would be holding at the time of such exercise, as a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of and class of shares remaining available under the Plan shall be that number and class which a person, to whom an Option had been granted for all of the available shares under the Plan on the date preceding such change, would be entitled to receive as provided in the first sentence of this Section 10.

     11. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of the Company' Common Stock covered by such Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

     12. Employment of Optionee. The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or subsidiary of the Company, any obligation to employ or contract for services with the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment or other contract now or hereafter existing with any Optionee.

     13. Agreement and Representations of Optionee. As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any government agency.

     14. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or the Common Stock covered by an Option under the federal securities law or any state securities law, and both the Options and all Common Stock issuable thereunder shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933 (the "Act"), and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefor, shall bear a restrictive legend to this effect.

     15. Reservation of Shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authority shall not have been obtained.

     16. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Colorado.

     17. Definitions. As used herein, the following definitions shall apply:

         (a) "Common Stock" shall mean Common Stock, no par value of the Company.

         (b) "Continuous Employment" shall mean employment without interruption, by any one or more of the Company, its parent, its subsidiaries and its successor companies. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or among the Company, its parent, its subsidiaries or its successor companies.

         (c) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Option" shall mean a stock option granted pursuant to the Plan.

         (e) "Parent" shall mean a "parent corporation" as defined in Section 425(e) and (g) of the Internal Revenue Code.

         (f) "Plan" shall mean the Nonstatutory Stock Option Plan of the
Company.

         (g) "Shareholders" shall mean the holders of outstanding shares of the Company's Common Stock.

         (h) "Subsidiary" shall mean a "subsidiary corporation" as defined in
Section 425(f) and (g) of the Internal Revenue Code.

         (i) "Successor Company" means any company which acquires all or substantially all of the stock or assets of the Company.

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this 8th day of June, 2000.


                                         TECHNICAL ENVIRONMENT SOLUTIONS,
                                         INC.
                                         (The "Company")



                                         By:__________________________________
                                            Gerd Behrens, President

ATTEST:



____________________________________
Frank Behrens, Secretary

         The Shareholders approved this Plan on ________________, 2000.

                                    EXHIBIT A
                                       TO
                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.
                         NON-QUALIFIED STOCK OPTION PLAN

                             STOCK OPTION GRANT FORM


     Technical Environment Solutions, Inc. (the "Company") hereby grants to ____________________________________ the right and option to purchase
____________ shares of the Common Stock, no par value, of the Company at the exercise price of $______________ per share. This Option is granted as of the date set forth below and shall expire _______ years from such date. This Option is subject to all the terms and conditions of the Company Non-Qualified Stock Option Plan which are incorporated herein by this reference, and may not be assigned or transferred except as provided therein. Further, the recipient of this Option hereby acknowledges that if the shares of Common Stock acquired upon exercise of this Option are not held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for the recipient pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.



         Dated:______________________, 20____.



                                         TECHNICAL ENVIRONMENT SOLUTIONS,
                                         INC.
                                         (The "Company")



                                         By:__________________________________
                                            Gerd Behrens, President

ATTEST:



____________________________________
Frank Behrens, Secretary


The option represented by this certificate and the shares of common stock underlying this option have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. Neither the option nor the shares underlying the option may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                                    EXHIBIT B
                                       TO
                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.
                         NON-QUALIFIED STOCK OPTION PLAN

                              OPTION EXERCISE FORM

Technical Environment Solutions, Inc.

Gentlemen:

     I hereby elect to exercise Options to purchase __________ shares of Technical Environment Solutions, Inc. (the "Company") Common Stock, no par value (the "Securities"), pursuant to the Company's Non-Qualified Stock Option Plan, dated __________, 2000, and as subsequently amended.

     I acknowledge to the Company that (1) the Securities to be issued to me are being acquired for investment and not with a view to the distribution thereof,
(2) I will not offer, sell, transfer or otherwise dispose of the Securities except in a transaction which does not violate the Securities Act of 1933, as amended (the "Act"), and (3) the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

     I acknowledge and understand that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I also understand that the Company is the only person which may register its securities under the Act. Furthermore, the Company has not made any representations, warranties or covenants to me regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act.

     I further acknowledge that I am fully aware of the applicable limitations on the resale of the Securities. Rule 144 permits sales of "restricted securities" upon compliance with certain requirements. If Rule 144 is available for the resale of the securities, I may resell the Securities only in accordance with its limitations.

     I further acknowledge that I understand that the Company is subject to the so called ?short swing? profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the ?1934 Act?), and that if this exercise is found to be in violation of those provisions, I will be obligated to make payment to the Company of any profits which I derive as a result of the matching of sales and purchases within the statutory period. I also understand that if the shares of Common Stock to be acquired upon exercise of this Option have not been held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for me pursuant to Section 16(b) of the 1934 Act.

     Any and all certificates representing the Securities, and any securities issued in replacement or exchange therefor, shall bear substantially the following legend, which I have read and understood.

     The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act")) and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

     I agree that the Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer except in accordance with the Act. I acknowledge that the Company has informed me of its intention to issue such instructions.

     I further agree that the Company shall have the right to take such action as it deems necessary to make appropriate federal and state withholding payments on my behalf.

         Dated: ______________________, 20_____.

                                         Very truly yours,



                                         ______________________________________
                                         Optionee

                                         _________________________________
                                         (Please print or type name)

                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 August 31, 2000


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned shareholder of ACCELR8 TECHNOLOGY CORPORATION, a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated ____________, 2000, and hereby appoints Harry J. Fleury and Thomas V. Geimer, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

     1. Election of each of the following three (3) persons to serve as directors of the Corporation until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified:

          Thomas V. Geimer

          FOR /___/          AGAINST /___/          ABSTAIN /___/

          David C. Wilhelm

          FOR /___/          AGAINST /___/          ABSTAIN /___/

          A. Alexander Arnold

          FOR /___/          AGAINST /___/          ABSTAIN /___/

     2. Ratification of the selection of Levine Hughes & Mithuen Inc. as the independent public accountants of the Company for the fiscal year ending July 31, 2000.

          FOR  /___/         AGAINST  /___/         ABSTAIN  /___/

     3. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     4. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     5. Aproval of the proposal to approve and adopt an Incentive Stock Option Plan of the Corporation pursuant to which options to purchase Common Stock may be granted to certain personnel of the Company.

          FOR /___/          AGAINST /___/          ABSTAIN /___/

     6. Aproval of the proposal to approve and adopt a Nonqualified Stock Option Plan of the Company pursuant to which options to purchase Common Stock may be granted to certain personnel of the Company and others who are not employed by the Company.

          FOR /___/          AGAINST /___/          ABSTAIN /___/

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR the election of each of the nominees listed above to the Board of Directors, FOR the amending of the Articles of Incorporation, FOR the proposal to ratify the selection of Levine Hughes &

Mithuen Inc. as the independent public accountants of the Company for the fiscal year ending July 31, 2000, FOR the approval of the Incentive Stock Option Plan, and FOR the approval of the Nonqualified Stock Option Plan.


Dated:________________________, 2000           --------------------------------

                                               --------------------------------



PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. PLEASE SIGN EXACTLY AS NAME APPEARS ON THE LABEL ATTACHED TO THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS IT APPEARS HEREON. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER AND AFFIX CORPORATE SEAL. IF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES. TES.